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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          March 17, 2000


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                            CNA FINANCIAL CORPORATION





            (Exact Name of Registrant as Specified in Charter)

          Delaware                  1-5823                36-6169860
(State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)          File Number)        Identification No.)

 CNA Plaza, Chicago, Illinois                               60685
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code       (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events
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Filed as part of this Current  Report on Form 8-K are the  consolidated  balance sheets for CNA Financial Corporation and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999 (the "Financial Statements") and the independent auditors' report thereon.

Item 7.  Financial Statements and Exhibits.
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The Financial Statements, together with the independent auditors' report theron, are included herein.

          (c) Exhibits

              23.  Independent Auditors' Consent

              27.  Financial Data Schedule.

              99.  Financial Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, therunto duly authorized.

                                             CNA FINANCIAL CORPORATION
                                             -------------------------
                                             (Registrant)

Dated:  March 17, 2000                       By:  /s/ Robert V. Deutsch
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                                                  Robert V. Deutsch
                                                  Senior Vice President
                                                  and Chief Financial Officer